SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 28, 2005

                               ACORN HOLDING CORP.
             (Exact name of registrant as specified in its charter)

        Delaware                               File Number 811-08469                     59-2332857
(State or other jurisdiction of              (Commission File Number)                 (I.R.S. Employer
 incorporation or organization)                                                       Identification No.)



599 Lexington Avenue, New York, New York                                                   10022
(Address of principal executive offices)                                                 (Zip Code)

Registrant's telephone number, including area code: (212) 536-4089

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL DIRECTORS

     Effective as of March 28, 2005, Stephen A. Ollendorff resigned from the positions of Chairman and Chief Executive Officer and Secretary of Acorn Holdings Corp. (the "Company"). The Company has, effective as of March 28, 2005, appointed Edward N. Epstein, the Company's President and Chief Operating Officer, to the position of Chairman and Chief Executive Officer of the Company. Larry V. Unterbrink, the Company's Treasurer, has been appointed as the Secretary of the Company, effective as of March 28, 2005.

     Mr. Epstein has served as President and Chief Operating Officer of the Company since November 1995. For more than the past five years, he has been the principal of Edward N. Epstein & Assoc., a consulting firm specializing in corporate structure and management. Since January 1996, Mr. Epstein has been a principal in the merchant banking firm of New Canaan Capital LLC and, since July 1996, a principal of Sylhan LLC, an integrated contract manufacturer specializing in the precision machining of refractory metal parts.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of:  April 1, 2005


                                            ACORN HOLDING CORP.
                                            -------------------
                                                   (Registrant)



                                            /s/ Edward N. Epstein
                                            ------------------------------------
                                            Edward N. Epstein
                                            Chairman and Chief Executive Officer